Exhibit 99.2

1 2014 Annual General Meeting

2 1. Formal Meeting 2. Financial Overview 3. Operation + Exploration Update 4. Gold Market Overview Agenda

3 Nils Engelstad VP, General Counsel & Secretary FORMAL MEETING

4 Perry Ing Chief Financial Officer FINANCIAL OVERVIEW

5 This presentation contains certain forward-looking statements and information, including "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, technical, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to the cost of transferring or otherwise allocating funds between operating jurisdictions, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks related to permitting and the projected timeframes to receive the necessary permits, risks associated with mining operations, the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. Cautionary Statement

6 In this presentation, we have provided information prepared or calculated according to U.S. GAAP, as well as provided some non-U.S. GAAP (“non-GAAP”) performance measures. Because the non-GAAP performance measures do not have any standardized meaning prescribed by U.S. GAAP, they may not be comparable to similar measures presented by other companies. Total Cash Costs and All-in Sustaining Total cash costs consist of mining, processing, on-site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs. All-in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, mine site exploration and development costs, and sustaining capital expenditures. In order to arrive at our consolidated all-in sustaining costs, we also include corporate general and administrative expenses. Depreciation is excluded from both total cash costs and all-in sustaining cash costs. Total cash cost and all-in sustaining cash cost per ounce are calculated on a co-product basis by dividing the respective proportionate share of the total cash costs and all-in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold. We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe these measures provide investors and analysts with useful information about our underlying costs of operations. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and Annual Report on Form 10-K for the year ended December 31, 2013. Earnings from mining operations Earnings from mining operations consists of gold and silver revenues from our El Gallo 1 mine and our 49% attributable share from the San José mine, and deducts Production Costs Applicable to Sales. It also includes depreciation and amortization expense incurred at the mining operations, but does not include amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition). We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and Annual Report on Form 10-K for the year ended December 31, 2013. Cautionary Note Regarding Non-GAAP Measures

7 Three months ended Mar 31, 2014 Year ended Dec 31, 2013 Gold and silver sales from El Gallo 1 $11,130 $45,982 Production costs applicable to sales from El Gallo 1 (8,527) (34,594) Gross margin $2,603 $11,388 23% 25% Income on investment in San José 7,029 846 El Gallo Mine construction & development (2,507) (2,230) Exploration costs (2,680) (24,829) General and administrative (3,227) (14,001) Asset impairment and losses on disposal - (165,584) Recovery of income taxes 18,957 53,365 Net income (loss) $17,887 $(147,742) EPS $0.06 $(0.50) Summarized Statement of Operations In thousands of U.S. dollars, except per share amount. Adjusted EPS ($0.02) ($0.07)

8 Q1 2014 2013 2012 El Gallo 1 – Mexico Sales $11,130 $45,982 $5,966 Production costs applicable to sales (8,527) (34,594) (3,861) Amortization 322 1,530 - El Gallo 1 Earnings $2,925 $12,918 $2,105 San José – Argentina (49%) Sales $27,876 $117,954 $142,517 Production costs applicable to sales (19,422) (92,239) (76,399) San José Earnings $8,453 $24,717 $66,118 Earnings from Mining Operations* In thousands of US dollars. *See cautionary note regarding non-GAAP measures. Assumes 20% metals price increase applied to realized prices. 20% Metal Price Increase $13,706 $47,095 $94,406 20% Metal Price Increase $5,073 $21,790 $3,221

9 March 31, 2014 December 31, 2013 Cash and cash equivalents $19,471 $24,321 IVA taxes receivable 13,081 11,591 Inventories 9,323 8,800 Mineral Properties 642,646 642,968 Investment in San José 216,031 212,947 Total Assets $924,611 $923,066 Deferred Tax Liability 139,898 158,855 Total Liabilities $159,576 $176,299 Shareholders’ Equity $765,035 $746,767 Summarized Balance Sheet In thousands of US dollars

10 May 15, 2014 Mar 31, 2014 Dec 31, 2013 Dec 31, 2012 Cash $14,263 $19,471 $24,321 $70,921 Inventories – Gold / Silver doré & bullion(1) $2,438 $2,793 $1,724 $8,024 Total $16,701 $22,264 $26,045 $78,945 Summary of Liquid Assets In thousands of US dollars. (1) Based on London PM close as of May 15, 2014, March 31, 2014, December 31, 2013 and December 31, 2012, respectively.

11 Mar 31, 2014 Dec 31, 2013 Opening Liquid Assets $26,045 $78,945 Ending Liquid Assets $22,264 $26,045 Change in Liquid Assets $3,781 $52,900 Summary: Earnings from Mining Operations – El Gallo 1 2,925 12,918 San José Dividends Received 3,945 1,826 Mexican IVA Collection - 3,800 Exploration Expenditures ($2,680) ($24,829) El Gallo Mine Construction & Development (2,507) (2,230) Property Holdings Costs (1,454) (4,584) General & Administrative, and Other (3,597) (15,013) Mexican IVA Increase (1,490) (6,300) Change in Working Capital 1,077 (14,593) Summary of Cash Flow In thousands of US dollars.

12 Q1 2014 Q4 2013 Q3 2013 Q2 2013 Q1 2013 Q4 2012 Q3 2012 Q2 2012 Q1 2012 Dividends Received $3,945 $584 $1,242 - - $5,005 $4,765 - $9,363 Dividends Repatriated $3,000 - $1,242 - - - - - $2,000 San José Dividend History Dividend Forecast 2014 Q2-4 Estimates $5,000 2015 Full Year Estimates $8,000 In thousands of US dollars. 2014/2015 Assumes $1,300 gold, $20 silver / oz.

13 Mar 31, 2014 Dec 31, 2013 Dec 31, 2012 Common & Exch. Shares 297,159 297,159 296,025 Options 4,398 4,398 4,581 Fully Diluted Shares 301,557 301,557 300,606 Share Capital In thousands.

14 2014 Q1 Actual 2014 Forecast Q2 to Q4 2015 Forecast Earnings from Mine Operations – El Gallo 1 $2,925 $8,232 $35,000 Dividends Received from San Jose 3,945 5,000 8,000 El Gallo Mine Construction & Development Costs (2,507) (3,385) - Exploration and Permitting Expenditures (2,680) (7,170) (9,320) G&A, Property Holding, Working Capital (5,464) (11,850) (19,010) Net Cash (Out flow) / In flow (3,781) (9,173) 14,670 Looking Ahead: 2014 / 2015 Projected Cash Flow In thousands of US dollars, except per share amount. 2014/2015 Assumes $1,300 gold, $20 silver / oz.

15 IAN BALL President OPERATIONAL + EXPLORATION UPDATE

Report Card? Excellent good average poor16

17 1. MUX Share Performance -61% -55% -49% -28% Junior Gold Miners ETF (GDXJ) Gold Miners ETF (GDX) McEwen Mining (MUX) Gold 2013 8% 13% 14% 18% Gold Gold Miners ETF (GDX) Junior Gold Miners ETF (GDXJ) McEwen Mining (MUX) 2014 Year-to-Date Source: Bloomberg. As of May 14, 2014.

18 2. AGM Goals 2013 El Gallo 1 expansion El Gallo 2 mine permit approved Los Azules updated PEA Gold Bar mine permit on schedule El Gallo 1 steady production

19 2012A 2013A 2014E 2015E San José El Gallo 1 MUX Projected Annual Production Growth 97 koz 131 koz 135-140 koz 170-175 koz Based on thousands gold eq. oz. 60:1 silver/gold ratio. Notes 1, 2 & 3. +25%

20 2012A 2013A 2014E 2015E 2016E 2017E San José El Gallo 1 Gold Bar El Gallo 2 MUX Projected Annual Production Growth With El Gallo 2 97 koz 131 koz 135-140 koz 170-175 koz Based on thousands gold eq. oz. 60:1 silver/gold ratio. Notes 1, 2 & 3. 330 koz 330 koz

21 MUX Projected Production Costs 0 200 400 600 800 1000 1200 2014 2015 All-in Sustaining Cost Cash Cost US$/oz -10% $750 $675 $990 $1,100

22 Gold Bar (Nevada) Mine Permitting El Gallo 1 (Mexico) Production El Gallo 2 (Mexico) Fully Permitted Los Azules (Argentina) Large Copper Project San Jose (Argentina) Production Map of Operations

23 SAN JOSÉ MINE Argentina Production

24 High-Grade / Long Life Free Cash Flow Goldcorp’s Cerro Negro in San José Focus Production

25 San José: Annual Production Growth 2007 2008 2009 2010 2011 2012 2013 Gold Eq Production *San José on a 100% basis - McEwen owns 49%. Note 1 & 3. Silver : Gold ratio (60:1) 250,000 200,000 150,000 100,000 50,000 0 Record Production

26 San José: Good Record of Replacing Ounces 0 1 2 3 4 2006 2007 2008 2009 2010 2011 2012 2013 Resource Gold Equivalent (M oz) Measured & Indicated Inferred *Silver: Gold ratio (60:1), 100% basis, accounts for production depletion. Notes 1 & 3.

27 0 4 8 12 16 20 0 2 4 6 8 10 San José: Comparison of High-Grade Deposits McEwen / Hochschild San José Size (Million Au Eq. oz) Grade (Au gpt Eq.) Rubicon Phoenix Goldcorp Red Lake Goldcorp Eleonore Goldcorp Cerro Negro Yamana El Penon Mine Development Kirkland Lake Silver : Gold ratio (60:1). Notes 1 & 3. Comparisons sourced from company websites.

28 San José: Steady Production & Costs 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Costs US$/oz Cash Costs All-in Sustaining Cost *Silver: Gold ratio (60:1), 49% MUX interests. Note 1 & 3. $992 $816

29 EL GALLO 1 MINE Mexico Production

30 50% Expansion Higher Grades @ Depth 3X Free Cash Flow Exploration Success El Gallo 1 Mine Focus

31 El Gallo 1 Expansion Completed Ahead of Schedule & Under Budget

32 El Gallo 1 Mine Focused on Deeper Higher Grade Starts Q1 2015

33 El Gallo 1: Higher Grades El Gallo 1 Mine Focused on Deeper Higher Grade Starts Q1 2015 Cross Section Next Slide

34 El Gallo 1: Higher Grades Au gpt < 0.1 0.1 – 0.5 0.5 – 1.5 >1.5 El Gallo 1 Mine Focused on Deeper Higher Grade Starts Q1 2015 65 meters To High-Grade

35 0 10 20 30 40 2013A 2014E 2015E El Gallo 1 Mine: Free Cash Flow Millions US$ Note 1 & 2. $1,300E Gold $1,300E Gold $1,398A Gold

36 El Gallo 1 Mine: Declining Costs 0 200 400 600 800 1000 1200 2014 2015 All-in Sustaining Cost Cash Cost US$/oz -22% $750 $585 $850 $1,100

37 El Gallo 1 Mine: Resource Growth Grade 0 100 200 300 400 500 600 700 800 Sep-12 Jul-13 Gold ounces (000) M&I Inferred 1.54 g/t 1.50 g/t Note 1 & 2.

38 Next Resource Update Q3 El Gallo 1 Mine next resource update Q3

39 Resource Outline Exploration Targets El Gallo 1 Mine Exploration Targets

40 Resource Outline Exploration Targets El Gallo 1 Mine Exploration Target

41 EL GALLO 2 Mexico Awaiting Higher Silver Price

42 El Gallo 1 Mine 5 km Road El Gallo 2 El Gallo 1 & 2: Close Proximity 42

43 El Gallo 2: Sept 2012 Feasibility Study 5.2 M oz Ag 6,100 oz Au 84% Ag Recovery Rate 7 Yr Mine Life 2.6:1 strip 5,000 tpd Mill Conventional Mill $13/oz AISC inc. $5 M/yr exploration Notes 1, 2 & 5. Silver : Gold ratio (60:1). Annual Production

44 0 5 10 15 20 25 Annual Silver Production Million ozs Largest Mexican Silver Mines Notes 1, 2 and 5. Source: Company reports. 2013 production except El Gallo 2 based on avg silver production over first six years of mine life.

45 Now Fully permitted But Waiting El Gallo 2 Project

46 El Gallo 2: Reason for Our Hesitation – Pure Economics Sept 2012 Feasibility Study - Adjusted to Reflect New Mexican Tax Silver Price / oz NPV 5% (M) Payback After Tax IRR $30.00 $197 2.0 37% $27.50 $151 2.3 31% $25.00 $106 2.7 24% $22.50 $60 3.2 16% $20.00 $14 4.4 8% Notes 1, 2 & 5.

47 El Gallo 2: Defer Until Higher Silver & Share Prices Ideal Sources of Capital US$ M Debt financing $50 Equity financing $100 TOTAL $150 Share price of equity financing Shares issued (M) shares outstanding Current Price $2.25 43.9 14.8% $2.50 40.0 13.5% $3.00 33.3 11.2% $3.50 28.6 9.6% $4.00 25.0 8.4% $4.50 22.2 7.5% $5.00 20.0 6.7% As of May 14, 2014.

48 El Gallo 2: Capex $180 $150 Million Reduction in Number of Leach Tanks Smaller Merrill Crowe Process Plant / Refinery Reduced Need for EPCM Modular Crushers Reduction in Transformers $20 M Targeted Reduction in Costs Notes 5 & 12. $10 M Spent To Date

49 BBA CELP Silver Leaching Technology • Reduce leach time 1/3 • Reduce cyanide consumption 1/2 This Equals • CAPEX Potential Savings $7.5 Million • OPEX Potential Savings $0.60 per oz or $3.1 million/yr El Gallo 2: Further Projected Optimization Note 1, 2 & 5.

50 El Gallo 2: Ball Mill - 65% Complete Longest Lead Time Equipment

51 LAST YEAR WE PROPOSED HEAP LEACHING What Happened? El Gallo 2 Project

52 GOLD BAR Cortez Trend Nevada Mine Permitting

53 Gold Bar: Cortez Trend, Nevada South Roberts

54 Gold Bar: Classic Nevada Heap Leach Mine Open Pit Heap-Leach Development 50,000 oz Annual Gold Production Starting 2016 8 Year Mine Life $55 M $700/oz Cash Cost $850/oz AISC $25 M Required Financing Capex Notes 8 & 15. Low Capital Requirement H1 2015 Final Permits

55 Gold Price / oz NPV 5% (M) Payback (Years) After Tax IRR $1,750 $135 1.5 55% $1,550 $100 2.0 45% $1,350 $65 2.5 35% $1,150 $30 4.0 20% Gold Bar: Attractive Economics Low Gold Price Environment Economic Sensitivity to Gold Price (November 2011 Pre-Feasibility) Notes 8 & 15.

56 Gold Bar: Expected Mine Permitting Schedule Q4 2013 Q2 2014 Q2 2015 Plan of Operations Submittal Final EIS Process Plan of Operations Acceptance Q4 2014

57 Joint Venture: Kinetic Gold - South Roberts Near surface target 5 – Hole program $4 million earns 70% Drilling ongoing Note 20.

58 Nevada Still Perspective: Ask Barrick! Bald Mountain Pan Ruby Hill Gold Bar Tonkin Cortez Battle Mountain Goldstrike Sentinel > 20 10 – 20 5 – 10 1 - 5 Sentinel Property Rock Samples (gpt) 4.5 gpt Au 4.6 gpt Au 11.2 gpt Au 7.7 gpt Au 43.9 gpt Au 12.3 gpt Au 4 gpt Au

59 LOS AZULES Argentina Exploration

60 Los Azules: Copper – PEA Sept 2013 Open Pit Development Argentina San Juan Province 100% Ownership 5.4 B lbs Cu Indicated 14.3 B lbs Cu Inferred 14.3% IRR After-Tax 35 Years Mine Life $1.7 B @ $3/lb Cu NPV (8%) $3.9 B Capex Note 11 and company websites. Based on $3.00/lb copper, $1,300/oz gold.

61 Los Azules: Next Steps Additional metallurgical testing Examine potential for smaller / high-grade mine

62 MUX Community Relations Road Paving Internet Connection Underground Mine Training

63 ROB McEWEN Chief Owner GOLD MARKET OVERVIEW

64 Working-Age Population Has Grown By 8 Million since 2007 But Half a Million Fewer People Are Employed Senate Budget Committee Ranking Member Jeff Session’s Republican staff analysis of data from Haver Analystics and the Bureau of Economic Analysis

65 Asset Misallocation -40% 0% 40% 80% 120% 160% Apr-09 Oct-09 Apr-10 Oct-10 Apr-11 Oct-11 Apr-12 Oct-12 Apr-13 Oct-13 Apr-14 GDX Gold S&P 500 total return U.S. National Debt

66 Someone is Buying China’s rising consumption of the precious metal 0 200 400 600 800 1000 1200 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Metric tons Source: China Gold Association. The Wall Street Journal.

67 Gold – 50 & 200 Day Moving Avg Source: Bloomberg. As of May 14, 2014

68 Gold – 50 & 200 Day Moving Avg – Ready to Move Source: Bloomberg. As of May 14, 2014

A Key Reason for Higher Gold Price 69 Source: Bloomberg. As of May 14, 2014

70 Gold GDX

71 Company 1 year beta to gold 3 year beta to gold Detour 3.7 2.3 McEwen Mining 3.3 2.5 GDXJ 2.6 2.0 Barrick 1.9 1.6 Yamana 1.9 1.7 GDX 1.8 1.5 B2Gold 1.7 1.6 Alamos 1.7 1.4 Kinross 1.7 1.5 Goldcorp 1.6 1.5 Agnico Eagle 1.6 1.3 Newmont 1.5 1.2 Franco-Nevada 1.4 1.2 What Happens to Share Prices When Gold Moves Source: Bloomberg. As of May 14, 2014.

72 Peer Comparison - Capex McEwen Mining Alamos Primero Argonaut Timmins Gold Market Cap ($ M) $677 $1,125 $1,047 $560 $237 2014 Production (000 oz) 134 150 250 140 115 2017 Production (000 oz) 332 370 380 300 125 2014-2017 Development Capex Requirements ($ M) $205 $634 $252 $414 $49 Cash ($ M) $17 $400 $86 $60 $44 Debt ($ M) $0 $0 $113 $6 $14 Source: BMO, Company reports. In US$. As of May 14, 2014.

73 Peer Comparison – Trading Liquidity McEwen Mining Alamos Primero Argonaut Timmins Gold Insider Ownership 25% 0.6% 0.8% 3.0% 3.9% 1 Year Average Daily Value Traded ($ M) $8.3 $15.0 $7.5 $7.5 $1.8 # Analysts 1 18 16 10 14 1 Year Beta to Gold 3.3 1.7 1.7 2.5 2.7 Source: Bloomberg. In US$. As of May 14, 2014.

74 High Low % Change High to Low Current % Recovered % Current to High Gold 1900 1063 -44% 1305 23% 46% Alamos $20.96 $8.79 -58% $8.83 0% 137% Franco Nevada $60.85 $24.48 -60% $49.09 101% 24% Primero $7.80 $2.28 -71% $6.56 188% 19% Timmins Gold $3.46 $0.97 -72% $1.45 49% 139% Barrick $55.63 $13.76 -75% $17.40 26% 220% AuRico $14.01 $3.41 -76% $3.86 13% 263% Argonaut $11.10 $2.29 -79% $3.70 62% 200% McEwen $9.15 $1.65 -82% $2.28 38% 301% Gold Shares: Lots of Upside! Source: Bloomberg. In US$. As of May 14, 2014. Jan 2010 to Present

75 Rob McEwen Allen Ambrose Michele Ashby Dr. Leanne Baker Richard Brissenden Michael Stein Dr. Donald Quick Gregory Fauquier Directors Chairman Director Director Director Director Director Director Director Founder of Goldcorp 30 years exploration & Discoveries Founder and former CEO of Denver Gold Group MS, PhD, mineral economics, Agnico-Eagle Director CA, 25 years multiple mining experiences Former Director Goldcorp, chairman CAP REIT Former Director Goldcorp, investor Global Managing Director of Hatch Ltd, Senior VP Barrick

76 Rob McEwen Ian Ball William Faust Perry Ing Andrew Elinesky Nils Engelstad Simon Quick Craig Stanley Nathan Stubina Nigel Fung Luke Willis Management Chief Owner President Chief Operating Officer Chief Financial Officer VP, Argentina VP, General Counsel VP, Projects VP, Corporate Development VP, Technology Director, Mine Planning Director, Resource Modeling Founder Goldcorp Previously Goldcorp and McEwen Capital P.Eng., 30 years mining experience CA, former controller for Goldcorp Accountant LLM, Director, Counsel, Minera Andes, US Gold Previously Director of Projects at US Gold M.Sc. Geology, former mining analyst PhD, P.Eng., Byron Capital, Barrick Gold P.Eng., former mine planner at IAMGold B.Sc., former resource geologist at Goldcorp

77 Contact Information Director, Investor Relations 1.866.441.0690 x.410 info@mcewenmining.com facebook.com/mcewenrob twitter.com/mcewenmining Sheena Scotland

78 End Notes This presentation has been reviewed and approved by William Faust, PE, McEwen Mining's Chief Operating Officer, who is a Qualified Person as defined by National Instrument 43-101 ("NI 43-101”). Note 1: Guidance to US Investors: McEwen Mining prepares its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, McEwen Mining reports measured, indicated and inferred resources as required by the Canadian Securities Administrations, measurements which are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources. Note 2: The feasibility of mining at our El Gallo Complex (El Gallo 1 and El Gallo 2) has not been established in accordance with SEC Guide 7, and we have no proven or probable reserves on those properties as defined by U.S. law. A "reserve," as defined by regulation of the SEC, is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination. A reserve requires a feasibility study demonstrating with reasonable certainty that the deposit can be economically extracted and produced. There are no assurances that we will be able to prove that there are reserves at the El Gallo Complex. The forward looking information contained in this presentation such as estimated timelines to production, production levels, capital expenditure requirements, and operating costs have been estimated without the benefit of a feasibility study so there can be no assurance over the accuracy of those estimates or that commercial production will be achieved. As at the date of this presentation, McEwen Mining is completing an expansion of El Gallo Phase 1. There are significant risks and uncertainty associated expanding production without a feasibility or pre-feasibility study. The proposed El Gallo 1 production expansion has not been explored, developed or analyzed in sufficient detail to complete an independent feasibility or pre-feasibility study and may ultimately be determined to lack one or more geological, engineering, legal, operating, economic, social, environmental, and other relevant factors reasonably required to serve as the basis for a final decision to complete the development of all or part of the El Gallo 1 expansion. Note 3: San José Mine, Argentina: Minera Santa Cruz S.A., the owner of the San José mine, is responsible for and has supplied to the Company all reported results from the San José mine. McEwen Mining's joint venture partner, a subsidiary of Hochschild Mining plc, and its affiliates other than MSC do not accept responsibility for the use of project data or the adequacy or accuracy of this release. As the Company is not the operator of the San José mine, there can be no assurance that production information reported to the Company by MSC is accurate, the Company has not independently verified such information and readers are therefore cautioned regarding the extent to which they should rely upon such information. Technical Disclosure

79 San José Mine (49%) (4) Tonnes (M*) (100%) Ag Grade (g/t) Au Grade (g/t) Ag (M oz*) (100%) Au (M oz*) (100%) Proven 0.95 597 7.82 18.23 0.24 Probable 0.86 426 6.15 11.82 0.17 Measured (inclusive of P+P) 1.5 640 8.9 31.36 0.43 Indicated (inclusive of P+P) 2.9 448 6.7 41.40 0.62 Inferred 1.9 455 7.2 27.09 0.43 Resource Table: Combined resources calculated using the following. El Gallo 1 (7) Tonnes (M*) Ag Grade (g/t) Au Grade (g/t) Ag (M oz*) Au (M oz*) Measured 10.2 1.62 0.53 Indicated 3.7 1.33 0.16 M&I 13.9 1.54 0.69 Inferred 0.4 0.85 0.01

80 Gold Bar (8) Tonnes (M*) Ag Grade (g/t) Au Grade (g/t) Ag (M oz*) Au (M oz*) Measured 0.7 1.19 0.03 Indicated 18.8 0.94 0.57 Tonkin (9) Tonnes (M*) Ag Grade (g/t) Au Grade (g/t) Ag (M oz*) Au (M oz*) Measured 17.5 1.44 0.82 Indicated 14.7 1.34 0.62 M&I 32.3 1.39 1.45 Inferred 8.4 1.13 0.31 El Gallo 2 (7) Tonnes (M*) Ag Grade (g/t) Au Grade (g/t) Ag (M oz*) Au (M oz*) Measured 25.0 66.9 0.10 53.78 0.08 Indicated 9.3 33.92 0.41 10.10 0.12 M&I 34.3 57.99 0.18 63.88 0.20 Inferred 8.5 52.72 0.24 14.48 0.07 Resource Table: Cont’d.

81 Los Azules (11) Tonnes (M) Cu Grade (%) Au Grade (g/t) Ag Grade (g/t) Cu (B lbs) Indicated 389 0.63 0.07 1.8 5.4 Inferred 1,397 0.46 0.06 1.9 14.3 Mineral resources, which are not mineral reserves, do not have demonstrated economic viability. The foregoing reports are available under the Corporation's profile on SEDAR (www.sedar.com). Inferred resources are too speculative geologically to have economic considerations applied to them. The cumulative resource and reserve figures set forth above are comprised of the following: Note 4: For the current resources and reserves for San José see the March 13, 2014 press release entitled “McEwen Mining Announces Updated Reserve & Resource Estimate at the San Jose Mine in Argentina.” For the current technical report on the San José Mine see: "Technical Report on San José Silver-Gold Mine, Santa Cruz, Argentina" dated August 15, 2013 with an effective date of December 31 2012, prepared by Eugene Puritch, P.Eng., David Burga, P.Geo., Alfred Hayden, P.Eng., James L. Pearson, P.Eng., and Fred H. Brown, P.Geo., all of whom are qualified persons and all of whom are independent of McEwen Mining, each as defined by NI 43-101. Resource Table: Cont’d Limo (10) Tonnes (M*) Ag Grade (g/t) Au Grade (g/t) Ag (M oz*) Au (M oz*) Measured 5.9 0.89 0.17 Indicated 3.7 0.61 0.07 Inferred 2.2 0.7 0.05

82 Note 5: There is no current feasibility study on the El Gallo 2 project. The Corporation is currently evaluating historical figures in contemplation of being able to produce an updated economic model. The figures presented for El Gallo 2 are historical in nature and therefore cannot be relied upon and are presented for information purposes only. These figures are disclosed in the: "El Gallo Complex Phase II project, NI 43-101 Technical Report Feasibility Study, Mocorito Municipality, Sinaloa, Mexico" with an effective date of September 10, 2012, prepared by M3 Engineering along with a team of associates (the "Phase II Report"). The authors of the Phase 2 Report, Stan Timler - M3 Engineering, Mike Hester - Independent Mining Consultants (Reserves), Dawn Garcia - SRK Consulting (Environmental), Richard Kehmeier and Brian Hartman - Pincock Allen & Holt (El Gallo Deposit Resource), John Read - McEwen Mining consultant (Palmarito Insitu, Historic Waste Dumps and Historic tailings Resource), are each qualified persons and all of whom but John Read are independent of McEwen Mining, such as defined by NI 43-101. Note 6: The Corporation is conducting studies which are expected, but cannot be guaranteed, to reduce the historical projected cost of the El Gallo 2 project. Ongoing work on the El Gallo 2 project are based on internal estimates by the corporation which although are considered reasonable by the corporation do not constitute a preliminary economic assessment, feasibility or pre-feasibility study. There are significant risks and uncertainty associated expanding or commencing production without a feasibility or pre-feasibility study. The proposed El Gallo 2 mine has not been explored, developed or analyzed in sufficient detail to complete a current independent feasibility or pre-feasibility study and may ultimately be determined to lack one or more geological, engineering, legal, operating, economic, social, environmental, and other relevant factors reasonably required to serve as the basis for a final decision to complete the development of all or part of the El Gallo 2 project. Note 7: For the current technical report on the El Gallo Project see: "Resource Estimate for the El Gallo Complex, Sinaloa State, Mexico" dated and effective June 30, 2013, prepared by John Read , CPG, McEwen Mining's Senior Consultant, and Luke Willis, P.Geo, McEwen Mining's Director, Resource Modeling. Mr. Read and Mr. Willis are both Qualified Persons as defined in Canadian National Instrument 43-101. Note 8: For the current technical report on the Gold Bar Project see: “NI 43-101 Technical Report on Resources and Reserves Gold Bar Project, Eureka County, Nevada” dated February 24, 2012 with an effective date of November 28, 2011, prepared by J. Pennington, C.P.G., MSc., Frank Daviess, MAusIMM, Registered SME, Eric Olin,, MBA, RM-SME, MSc, Herb Osborn, P.E, Joanna Poeck, MMSA, B. Eng., Kent Hartley P.E. Mining, SME, BSc, Mike Levy, P.E, P.G, MSc., Evan Nikirk, P. E., Mark Allan Willow, M.Sc, C.E.M. and Neal Rigby, CEng, MIMMM, PhD, each of the forgoing is a Qualified Person and independent of the Company as defined by NI 43-101.Tonkin resources were derived from the report titled “Technical Report on the Tonkin Project” dated with an effective date of May 16, 2008, prepared by Alan C. Noble, P.E., Richard Gowans, and Steven Brown. Mr. Noble and Mr. Gowans are considered a Qualified Person and independent of the Company as defined by NI 43-101. Mr Brown at the time of report preparation was not independent of the Company. Cont’d

83 Note 9: For the current technical report on Tonkin see: “Technical Report on the Tonkin Project” dated with an effective date of May 16, 2008, prepared by Alan C. Noble, P.E., Richard Gowans, and Steven Brown. Mr. Noble and Mr. Gowans are considered a Qualified Person and independent of the Company as defined by NI 43-101. Mr Brown at the time of report preparation was not independent of the Company. Note 10: For the current technical report on the Limo Project see :“NI 43-101 Technical Report for the Limousine Butte Project, White Pine County, Nevada” dated with an effective date of July 1, 2009 prepared by John Welsh, P. Eng., Kim Drossulis, Senior Engineer, Jonathan Brown, M.B.A., C.P.G., Doug Willis, Geologist, Christine Ballard, Project Geotechnical Engineer, Eric Haddox, P. Eng., each of the forgoing is a Qualified Person and independent of the Company as defined by NI 43-101. Note 11: For the current technical report on the Los Azules project see: “Canadian National Instrument 43-101 Technical Report, Los Azules Porphyry Copper Project, San Juan Province, Argentina” dated with an effective date of August 1, 2013, prepared by Richard Kunter, FAusIMM, CP, QP, Robert Sim, PGeo, Bruce M. Davis, PhD, FAusIMM, James K. Duff, PGeo, William L. Rose, PE, Scott C. Elfen, PE, and Steven A. Pozder, PE, MBA. Each of the forgoing is a Qualified Person and each of the foregoing, other than Jim Duff, is independent of the Company as defined by NI 43-101. Note 12: Press release dated November 8, 2013 entitled “McEwen Mining Q3 2013 Results”. This news release has been reviewed and approved by William Faust, PE, McEwen Mining's Chief Operating Officer, who is a Qualified Person as defined by National Instrument 43-101. Note 13: For San José annual production see the news release titled “McEwen Mining Provides Fourth Quarter & Full Year 2012 Operational and Development Update" released on March 11, 2013 by McEwen Mining Inc. Note 14: There are significant risks and uncertainty associated with expanding production at El Gallo 1 without a feasibility, pre-feasibility or scoping study. The proposed expansion to El Gallo Phase 1 has not and may not be explored, developed or analyzed in sufficient detail to complete an independent feasibility or pre-feasibility study and may ultimately be determined to lack one or more geological, engineering, legal, operating, economic, social, environmental, and other relevant factors reasonably required to serve as the basis for a final decision to complete the expansion of all or part of this project. Project production figures are not supported by a technical report, feasibility study, pre feasibility study or scooping study. Cont’d

84 Note 15: There are significant risks and uncertainty associated with commencing production without a feasibility study. The Gold Bar project has not and may not be explored, developed or analyzed in sufficient detail to complete an independent feasibility or pre-feasibility study and may ultimately be determined to lack one or more geological, engineering, legal, operating, economic, social, environmental, and other relevant factors reasonably required to serve as the basis for a final decision to complete the expansion of all or part of this project. Note 16: Press releases dated May 16, 2013 entitled “McEwen Mining Announces Plans to Expand Production at El Gallo 1 Mine in Mexico” and November 8, 2013 entitled “McEwen Mining Q3 2013 Results”. These news releases were reviewed and approved by William Faust, PE, McEwen Mining's Chief Operating Officer, who is a Qualified Person as defined by National Instrument 43-101. Note 17: Press releases dated April 2, 2013 entitled “New High-Grade Gold Discovery at El Gallo Complex” and August 19, 2013 entitled “McEwen Mining Inc.: El Gallo Regional Exploration; Twin Domes Drilling Intersects Significant Near Surface Gold Mineralization”. These news release were reviewed and approved by John Read, CPG, McEwen Mining's consulting geologist, who is a Qualified Person as defined by National Instrument 43-101. Note 18: Press releases dated June 10, 2013 entitled “McEwen Mining Inc.: Lower Metal Prices and Higher Cost of Capital Drives Decision to Reduce Forecast Production Growth from 290,000 to 225,000 Gold Equivalent Oz in 2016; Capital Requirements Now Significantly Reduced; Los Azules Sale Deferred” and November 8, 2013 entitled “McEwen Mining Q3 2013 Results”. These news releases have been reviewed and approved by William Faust, PE, McEwen Mining's Chief Operating Officer, who is a Qualified Person as defined by National Instrument 43-101. Note 19: Press release titled “McEwen Mining Financial & Operating Results” released on March 10, 2014 by McEwen Mining Inc. Note 20: Press release titled “McEwen Mining Q1 2014 Financial & Operating Results” released on May 8, 2014 by McEwen Mining Inc. Cont’d